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                           INFORMATION RESOURCES, INC.

                        1992 EXECUTIVE STOCK OPTION PLAN
                      (AS AMENDED EFFECTIVE JUNE 29, 2000)


         1. Introduction and Purpose. The purpose of this Stock Option Plan is to advance the interests of Information Resources, Inc. by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by Eligible Executives upon whose judgment and keen interest the Corporation and its Subsidiaries are largely dependent for the successful conduct of their service and operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such Eligible Executives, on behalf of the Corporation and its Subsidiaries, and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable candidates for the Corporation's Board of Directors and executive management.

         2. Definitions. When used in this Plan, unless the context otherwise requires:

                  (a) "Board of Directors" or "Board" shall mean the Board of Directors of Information Resources, Inc. as constituted at any time.

                  (b) "Committee" shall mean the Stock Option Committee, as described in Section 3 hereof, appointed by the Board to administer this Plan.

                  (c) "Common Stock" means the common stock of the Corporation at a par value of $.01, including outstanding shares, treasury shares and authorized but unissued shares, or any equity security of the Corporation issued in substitution, exchange or lieu of such common stock.

                  (d) "Corporation" shall mean Information Resources, Inc.

                  (e) "Eligible Executives" shall mean the directors and executive officers of the Corporation or its Subsidiaries who are potential recipients of Options pursuant to this Plan, as provided in
         Section 4 herein.

                  (f) "Fair Market Value" on a specified date shall mean (i) the average of the bid and asked prices at which one Share is traded on the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System, but if there are no sales on such date, then on the last previous date on which a Share was so traded; or (ii) if the foregoing is not applicable, the average of the high and low prices at which one Share is traded on the stock exchange on which the Common Stock generally has the greatest trading volume, but if there are no sales on such date, then on the last previous date on which a Share was so traded; or (iii) if neither of the above is applicable, the value of a Share as
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         established by the Committee for such date using any reasonable method of valuation consistent with Section 422(c)(7) of the Internal Revenue Code.

                  (g) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor thereto.

                  (h) "Options" shall mean the stock options issued pursuant to this Plan.

                  (i) "Plan" shall mean this Information Resources, Inc. 1992 Executive Stock Option Plan, effective as of the date set forth in
         Section 23 hereof, 1992, and as amended from time to time.

                  (j) "Plan Year" means the calendar year.

                  (k) "Retirement Date" shall mean, the effective date, which follows at least four years of continuous employment with the Corporation or a subsidiary corporation of the Corporation, of the option holder's retirement from the Corporation or a subsidiary corporation of the Corporation upon reaching the age of 60 years or, if applicable, his or her retirement upon such earlier date as shall be permitted under the Corporation's or a subsidiary corporation's retirement plan, as the case may be.

                  (l) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

                  (m) "Securities Act of 1933" shall mean the Securities Act of 1933, as amended from time to time, or any successor thereto.

                  (n) "Securities Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

                  (o) "Share" shall mean a share of Common Stock of the Corporation at a par value of $.01.

                  (p) "Subsidiary" shall mean any "subsidiary corporation", as such term is defined in Section 424(f) of the Internal Revenue Code.

                  (q) "Voting Power," as of any date, means the total combined voting power of all classes of stock of the Corporation or its parent, if any, or Subsidiary, as measured for purposes of Section 422(b)(6) of the Internal Revenue Code.

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         3. Administration of the Plan.

                  (a) The Committee shall be appointed by the Board of Directors and shall consist of at least two members of the Board of Directors, who shall each be a "disinterested person" within the meaning of Rule 16b-3. The Committee shall have the authority, subject to the provisions of this Plan, to (i) determine which Eligible Executives shall receive Options and the number of Options each Eligible Executive shall receive, (ii) grant the Options, (iii) determine the terms and conditions of the Options, including, but not limited to, exercise dates, limitations on exercise and the price and payment terms, (iv) determine the limitation, if any, on the number of Shares acquired under an Option which may be sold by the Option holder in any year; (v) prescribe the form or forms of the instruments evidencing any Options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time, and (vi) administer the Plan as provided herein and, in exercising this authority, shall establish such rules and procedures as are necessary or advisable to administer the Plan.

                  (b) Each member of the Committee shall hold his or her position on the Committee until the next regular annual meeting of the Board of Directors following his or her designation and until his or her successor is designated as a member of the Committee; provided, however, that (i) any member of the Committee may be removed at any time, with or without cause, by resolution adopted by a majority of the Board of Directors and (ii) a member of the Committee may resign from the Committee at any time by giving written notice to the President, Secretary or Assistant Secretary of the Corporation in person or by certified or registered mail, return receipt requested, sent to 150 North Clinton Street, Chicago, Illinois 60661, and, unless otherwise specified therein, such resignation shall take effect upon receipt of such written notice. The acceptance of such resignation by the President, Secretary or Assistant Secretary of the Corporation shall not be necessary for such resignation to be effective. Any vacancy in the Committee may be filled by a resolution adopted by a majority of the Board of Directors.

                  (c) Each member of the Committee shall receive, annually, Options to purchase 2,500 shares of Common Stock. Such Options shall be issued on June 15 of each year, beginning in 1992, and, except as otherwise provided in this Plan, the exercise price per share of Common Stock thereunder shall be equal to the Fair Market Value of one Share as of the date of Option issuance. Except as provided in this Section 3(c), no Options shall be granted to Committee members under this Plan. The provisions of this Section 3(c) may not be amended more than once every six months, other than to comport with the changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, and the rules or regulations under such statutes.

         4. Plan Participants. Except as hereinafter provided, the class of individuals who are potential recipients of Options to be granted under this Plan ("Eligible Executives") consists of those individuals who are executive officers or directors of the Corporation or any of its Subsidiaries and are subject to Section 16 of the Exchange Act. Directors who, at the time of such Option grants, are

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not also executive officers or employees of the Corporation or its Subsidiaries shall be Eligible Executives; provided that only Options which the Committee has designated as non-qualified stock options may be granted to such directors.

         5. Shares of Stock Subject to the Plan. The Committee may, but shall not be required to, grant Options under the Plan to purchase an aggregate of up to 2,500,000 Shares, which may be either treasury Shares or authorized but unissued Shares. The exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available under this Plan, and the amount of such decrease shall be the number of Shares as to which the Option is exercised. If any such Option expires or is terminated for any reason, without being exercised in full, the Shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.

         6. Listing and Registration of Shares. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its sole and exclusive discretion, (i) the listing, registration, or qualification of the Shares covered thereby upon any securities exchange or over-the-counter market or under any state, federal or foreign law, (ii) the consent or approval of any government regulatory body or (iii) obtaining an investment intent representation or other undertaking from the Option holder, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, approval, representation, or undertaking shall have been effected or obtained free of any conditions not acceptable to the Committee.

         7. Requirements of Law.

                  (a) In the event the Shares issuable upon the exercise of an Option are not registered under the Securities Act of 1933, the Corporation shall imprint on the certificate representing such Shares the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Securities Act of 1933:

                  The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel in form and substance satisfactory to the Corporation that registration is not required for such sale or transfer.

                  (b) The Corporation may, but in no event shall be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933, as now in effect or as hereafter amended, and, in the event any Shares are so registered, the Corporation may remove any legend on certificates representing such Shares. The Corporation shall make reasonable efforts to cause the exercise of an Option or the issuance of Shares pursuant thereto to comply with any law or regulation of any governmental authority.

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                  (c) Notwithstanding any other provision of this Plan, no
         Option may be granted or exercised pursuant to the provisions of this Plan when such Option, or the granting or exercise thereof, may result in the violation of any federal or state law, order or regulation.

                  (d) Notwithstanding any other provision of this Plan, any provision included herein which is inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan.

         8. Grant of Options.

                  (a) Options granted under this Plan may be either non-qualified stock options or incentive stock options within the meaning of Section 422 of the Internal Revenue Code. Options which are not designated as incentive stock options shall not be treated as incentive stock options for purposes of this Plan or the Internal Revenue Code.

                  (b) Subject to the provisions of this Plan, the Committee may, from time to time prior to the termination of the Plan, grant Options to Eligible Executives to purchase the number of Shares authorized by the Committee, subject to such terms and conditions as the Committee may determine in accordance with the provisions herein; provided that, if such Option is designated as an incentive stock option, then such terms and conditions shall not be inconsistent with Section 422 of the Internal Revenue Code. The day on which the Committee approves the granting of an Option shall be considered the date on which such Option is granted unless the Committee designates a subsequent date as the effective date of the grant.

                  (c) The terms and conditions of the Option shall be set forth in writing in a certificate or agreement (the "Option Agreement") signed by the Option holder and on behalf of the Corporation by the President, any Vice President or the Treasurer of the Corporation. The Option Agreement shall designate the Option as either an incentive stock option or a non-qualified stock option.

                  (d) In no event may an Eligible Executive be granted an Option under the Plan in any year in excess of that person's Individual Limit. For purposes hereof, the "Individual Limit" is 700,000 shares.

         9. Price. Except with respect to an Option described in Section 3(c) herein, the exercise price per Share to be purchased pursuant to any Option shall be fixed by the Committee at the time an Option is granted and may be less than, equal to, or greater than the Fair Market Value of one Share on the date such Option is granted; and provided that, if the Option is designated as an incentive stock option, in no event shall the price be less than the greater of
(i) the Fair Market Value of a Share on the day on which the Option is granted or (in) if the Option holder owns stock possessing more than 10% of the Voting Power, the price specified in Section 14 herein.

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         10. Duration of Options. The duration of any Option granted under this
Plan shall be for a period fixed by the Committee, in its sole and exclusive discretion, but not longer than (i) 10 years from the date upon which the Option is granted or (ii) in the case of an Option designated as an incentive stock option where the Option holder owns stock possessing more than 10% of the Voting Power, the duration specified in Section 14 herein. The period of the Option, once it is granted, may be reduced only as provided for in Section 17 herein, in connection with the termination of employment or death of the Option holder, or in Section 13(a) herein, in the case of less than satisfactory performance.

         11. Amount Exercisable. Except as otherwise provided in this Plan, an Option granted in accordance with Section 8 herein shall be exercisable by the Option holder at such rate and times as may be fixed by the Committee at the time the Option is granted. The partial exercise of an Option or a combination of such Options shall in no event be for less than 100 Shares, unless a purchase of fewer Shares would entirely exhaust the Options held by the Option holder; provided however, that no Option may be exercised in part or in full prior to the approval of the Plan by a majority vote of the stockholders of the Corporation, as provided in Section 23 herein.

         12. Method of Exercising Options.

                  (a) An Option shall be exercised by the delivery of a written notice duly signed by the Option holder (or the transferee of the Option, as permitted herein), together with the Option Agreement and either (i) cash, (ii) a certified check payable to the order of the Corporation, (iii) outstanding Shares duly endorsed over to the Corporation (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or (iv) any combination of such methods of payment which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Such payment shall be delivered to the Treasurer, Secretary or Assistant Secretary of the Corporation who has been designated for the purpose of receiving the same.

                  (b) Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall (i) cause to be delivered to the person entitled thereto a new Option Agreement in replacement of the Option Agreement surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise or (ii) endorse the original Option Agreement to give effect to the partial exercise thereof.

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         13. Limitations on Exercise of Options.

                  (a) Following the grant of an Option, the Committee may, in its sole and exclusive discretion, if it determines that the Option holder is not satisfactorily performing the duties to which he or she was assigned on the date the Option was granted or duties of at least equal responsibility, (i) prescribe longer time periods and additional requirements with respect to the exercise of an Option which has not yet become exercisable and (ii) terminate in whole or in part any portion of an Option which has not yet become exercisable. With the exception of those Eligible Executives described in Section 4 herein who are directors of the Corporation but who are not also executive officers of the Corporation or a Subsidiary and, subject to the provisions of this Section 13 and Section 17 herein, no Option may be exercised unless the Option holder is at the time of such exercise in the employ of the Corporation or of a Subsidiary and shall have been continuously so employed since the grant of the Option.

                  (b) In no event may an Option be exercised after the expiration of its term or after its termination.

                  (c) Notwithstanding any other provision of this Plan, any Option granted under this Plan which is designated as an incentive stock option shall not be exercisable to the extent that (i) the Fair Market Value of the Shares (determined as of the date of Option grant), with respect to which such Option (and any other incentive stock option granted to the Option holder under this Plan or any other stock option plan maintained by the Corporation or any Subsidiary or parent corporation) first becomes exercisable in any calendar year, exceeds $100,000; and (ii) Section 422(d) of the Internal Revenue Code would otherwise preclude such Option from being treated as an incentive stock option.

                  (d) No Option designated as an incentive stock option shall be exercised by an Eligible Executive until such individual has been in the employ of the Corporation for a period of at least three months following the date such Option is granted.

         14. Limitations Regarding Ten Percent Stockholders. No Option which is designated as an incentive stock option may be granted under this Plan to any Eligible Executive who, at the time the Option is granted, owns, or is considered to own, within the meaning of Section 422 of the Internal Revenue Code, Shares possessing more than 10% of the Voting Power, unless (i) the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and (ii) the duration of such Option is no more than five years.

         15. Option Holder Not a Stockholder. An Option holder, or his or her legal representative, legatees or distributees, as the case may be ("Successor"), shall not be deemed to be the holder of Common Stock or to have any of the rights of a stockholder with respect to any Shares subject to such Option, unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Corporation shall have issued and delivered stock certificates for such Shares to the Option holder or his or her Successor, and
(iii) the Option holder's or his or her Successor's name shall have been entered as a stockholder of record on the books of the Corporation. Thereupon, the

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Option holder or his or her Successor shall have full voting, dividend and other ownership rights with respect to such Shares; provided, however, that, except as otherwise provided in Section 19 herein, no adjustment for dividends or otherwise shall be made if the Corporation's record date is prior to the issuance of such stock certificate.

         16. Non-Transferability of Options. Options and all rights thereunder shall be non-transferable and non-assignable by the Option holder thereof otherwise than by will or the laws of descent and distribution and, during the Option holder's lifetime, shall be exercisable only by the Option holder or, except as prohibited under Internal Revenue Code Section 422 with respect to an Option designated as an incentive stock option, by his or her legal representative. Except as permitted by the preceding sentence, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way, whether by operation of law or otherwise, and no such Option, right, or privilege shall be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option, right or privilege, the Option and such rights and privileges shall immediately become null and void.

         17. Effect of Termination of Employment, Death, Disability or Retirement of Option Holder.

                  (a) Except as otherwise provided herein or except as otherwise set forth in an agreement authorized by the Committee or the Board of Directors, all Options granted hereunder shall terminate upon the earlier of the date of the expiration of such Options or the date one year after termination of the employment or directorship relationship between the Corporation or a Subsidiary and the Option holder, provided that the stock Option Agreement may provide for a shorter time period in cases other than termination of employment or directorship due to death or disability, and, to the extent such Options are otherwise exercisable within the provisions of this Plan or of the Option Agreement, may be exercised in whole or in part during such one year period, subject to the terms and conditions of the Plan and of the Option Agreement; provided, however, that in the event of the termination of employment of an Option holder by reason of the Option holder's retirement at his or her Retirement Date, all Options granted hereunder to the Option holder shall terminate upon the earlier of the date of expiration of such Options or the date three years after such retirement and those Options which have vested at his or her Retirement Date may be exercised in whole or in part during such three year period, subject to the terms and conditions of the Plan and of the Option Agreement. In the event of the termination of employment or directorship of an Option holder by reason of the Option holder's death or disability, but not in the event of other termination of employment or directorship, all Options held by the Option holder shall become immediately exercisable in full. For purposes of this Plan, "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code.

                  (b) The Committee, in its sole discretion, shall determine whether the Option holder's authorized leave of absence from his or her employment from the Corporation or a

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         Subsidiary or absence on military or government service shall constitute termination, severance or interruption of employment by the Option holder, for purpose of this Section 17, except that, in the case of an Option designated as an incentive stock option, the determination by the Committee shall not be inconsistent with the characterization of such leave of absence as being (or not being) an interruption of employment for purposes of Internal Revenue Code Section 422. The transfer of an Option holder from the employment of the Corporation to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of this Plan.

         18. Disposition of Shares. No Option or the Shares issued pursuant to the exercise of an Option shall be disposed of, within the meaning of Rule 16b-3, until six months after the date such Option was granted.

         19. Adjustment of Shares. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of Shares, the number of Shares subject to issuance under the Plan and subject to issuance upon the exercise of Options granted or to be granted under the Plan shall be adjusted in a manner consistent with such capital adjustment. In addition, the price of any Shares under the Options shall be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any such Option. The Corporation shall not be required to issue fractional Shares pursuant to this Plan. Any fractional Shares resulting from appropriate adjustments made by the Committee in accordance with this Section 19 shall be eliminated from the respective Options, and no adjustments shall be made for cash, dividends or the issuance to the stockholder of rights to subscribe for additional Common Stock or other equity securities of the Corporation.

         20. Amendment of the Plan. Except as hereinafter provided, the Board of Directors may, at any time and from time to time, modify or amend the Plan; provided, however, that no such modification or amendment shall (i) increase or decrease the number of Shares issuable under the Plan or under any Option or the exercise price associated with such Option, with the exception of an increase or decrease resulting from a stock split, stock dividend or any other increase or decrease as provided in Section 19 herein, (ii) change the class of individuals to whom Options may be granted, or (iii) extend the period or periods during which Options may be granted or exercised, without the approval of the stockholders of the Corporation within 12 months of such modification or amendment. In no event shall such modification or amendment of the Plan affect an Option holder's rights with respect to an Option granted to the Option holder without his or her consent.

         21. Employment Obligation. Nothing contained herein or in the Option Agreement shall be construed to confer on any Eligible Executive any right to continue in the employ of the Corporation or its Subsidiaries or derogate from any right of the Corporation or its Subsidiaries to request, in its sole and exclusive discretion, the retirement, resignation or discharge of such Eligible Executive, at any time, with or without cause.

         22. Applicability of Plan to Outstanding Stock Options. This Plan shall not affect the terms and conditions of any stock options heretofore granted to any employee of the Corporation or

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its Subsidiaries pursuant to any other plan of the Corporation or its
Subsidiary, including, without limitation, the Corporation's 1982 or 1992 Incentive Stock Option Plan and Non-qualified Stock Option Plan, nor shall it affect any of the rights of any employee of the Corporation or its Subsidiaries to whom such stock options were granted.

         23. Effective Date of the Plan. This Plan is conditioned upon its approval by the stockholders of the Corporation on or before June 30, 1992, pursuant to the affirmative vote of the holders of a majority of the outstanding Shares of the Corporation's voting stock, either in person, by proxy or by consent; except that, prior to or following such approval of the Plan by the stockholders of the Corporation, this Plan shall be adopted and approved by the Board of Directors or the Executive Committee of the Board of Directors to permit the grant of Options. Notwithstanding any other provision of this Plan, in the event that this Plan is not approved by the stockholders of the Corporation as aforesaid, this Plan and any Options granted hereunder shall be void and of no force or effect.

         24. Expiration and Termination of the Plan. The Plan shall remain in full force and effect until the close of business on May 27, 2002, at which time the right to grant Options under the Plan shall automatically terminate. Any Options granted before the termination of the right to grant Options under the Plan shall continue to be governed thereafter by the terms of the Plan. No Option shall be granted pursuant to the Plan after 10 years from the effective date of the Plan.

         25. Severability. If any provision herein shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or issuance required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or issuance from being made under the Plan, and if the making of any such payment or issuance in full, as required under the Plan, would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or issuance from being made in part, to the extent that it would not be unlawful, invalid, or unenforceable, and the maximum payment or issuance that would not be unlawful, invalid or unenforceable shall be made under the Plan.

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         26. Governing Law. The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Code or the laws of the United States of America, shall be governed by the laws of the State of Illinois and construed accordingly.



                                             INFORMATION RESOURCES, INC.



                                             By:   /s/ JOSEPH P. DURRETT
                                                -------------------------------
                                                   Joseph P. Durrett, Chairman

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